Investment Strategy - BOYAR VALUE FUND INC	Apr. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund:
Strategy Narrative [Text Block]

Under normal market conditions, the Fund invests primarily in equity securities that are believed by the Adviser to be intrinsically undervalued, including common stock, preferred stock or securities convertible into or exchangeable for common stock. The Fund primarily invests in equity securities traded on domestic exchanges and/or in the over-the-counter markets, which may include equities of foreign issuers listed on domestic exchanges. Intrinsic value, as the Adviser defines it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

The Adviser believes that stock market prices often fail to accurately reflect the underlying intrinsic value of companies. To find undervalued stocks, the Adviser evaluates a company and its assets as the Adviser believes any acquisition-minded business executive would. The Adviser takes the company’s balance sheet, tears it apart, and reconstructs it in accordance with the Adviser’s view of economic reality - as opposed to generally accepted accounting principles (“GAAP”). GAAP requires that U.S. publicly traded companies must “depreciate” or decrease in value certain assets on their balance sheet (such as buildings) that in many instances increase in value overtime. The Adviser identifies assets on a company’s balance sheet that the Adviser considers to be undervalued relative to their true value (as opposed to the value GAAP requires such assets to be listed at). We then adjust those items to our perception of their current market value. The information derived from this analysis helps us determine the intrinsic or private market value of a business. Economic reality, according to the Adviser, is thus the result from when you tear a company’s balance sheet apart and find these hidden or undervalued assets. If the Adviser determines that it would purchase the assets of a company at a significant discount to intrinsic value, the Adviser believes that after a reasonable period of time, either the stock market will accurately reflect those values, or the assets of the company will be acquired by a third party (such as a company in a similar line of business, or a private equity firm, will purchase the entire company).

The Adviser utilizes a “buy and hold” investment strategy, which reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. The Adviser believes that this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of companies that the Adviser considers to be good investment opportunities, which equity was purchased at attractive prices based on the Adviser’s assessment of intrinsic value, provides the opportunity for appreciation over time without the return-eroding effects of commissions and capital gains taxes. The Adviser employs a variety of different investment strategies and techniques to uncover opportunities for the Fund. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. As a result of these temporary defensive positions, the Fund may not achieve its investment objective.